AMERICAN PERFORMANCE FUNDS
Supplement dated October 8, 2008
to the following Prospectuses, each dated January 1, 2008, as amended:
Money Market Funds — Administrative Shares
Money Market Funds — Select Shares
Money Market Funds — Service Shares
Money Market Funds — Institutional Shares
Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds
The Board of Trustees of the American Performance Funds authorized the participation by the American Performance Cash Management Fund and the American Performance Tax-Free Money Market Fund (the “Participating Funds”) and the Participating Funds have applied for participation in the U.S. Treasury’s Temporary Money Market Guarantee Program (the “Program”).
The Program guarantees investors in the Participating Funds that they will receive $1 for each share in the Participating Fund that they had as of the close of business on September 19, 2008 in the event the fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of a Participating Fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which such Fund’s net asset value falls below $0.995 per share (the “Guarantee Event”) will be protected up to the lesser of (i) the number of shares owned by the holder on September 19, 2008, or (ii) the number of shares owned by the holder on the date of the Guarantee Event.
The Program will exist for an initial three-month period, after which, the Secretary of the Treasury may extend the Program up to the close of business on September 18, 2009. The Participating Funds’ participation in the program will not automatically continue if the Secretary of the Treasury elects to extend the program beyond December 18, 2008. If the Program is extended, the Board of Trustees will consider whether to continue to participate and pay additional fees associated with an extension.
Participation in the initial three months of the Program requires a payment to the Treasury in the amount of 0.01% based on the net asset value of each Participating Fund as of September 19, 2008. This expense will be borne by the Participating Funds without regard to any expense limitation currently in effect for such funds.
The Program is subject to certain conditions and limitations. For example, there is an overall limit of $50 billion for all money market funds participating in the Program. More details about the Program and its restrictions are available on the U.S. Department of Treasury’s website: www.ustreas.gov.
The American Performance U.S. Treasury Fund is invested entirely in U. S. Treasury securities or securities collateralized by U.S. Treasury securities. Since U. S. Treasury securities or securities collateralized by U. S. Treasury securities are backed by the full faith and credit of the United States government, the Board of Trustees has elected not to enroll the American Performance U.S. Treasury Fund in the Program.
Shareholders should retain this Supplement for future reference.
SP-PU-1008